VARIABLE PRODUCTS SERIES FUND
 PROSPECTUS  |  MAY 1, 2008

 AllianceBernstein Variable Products Series Fund, Inc.
 Class B Prospectus

AllianceBernstein VPS
   [graphic] Real Estate Investment Portfolio

 This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





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       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents

                                                Page
SUMMARY INFORMATION............................    4
RISKS SUMMARY..................................    8
FEES AND EXPENSES OF THE PORTFOLIO.............    9
INVESTING IN THE PORTFOLIO.....................   10
MORE INFORMATION ABOUT THE PORTFOLIO AND ITS
INVESTMENTS....................................   14
MANAGEMENT OF THE PORTFOLIO....................   20
DIVIDENDS, DISTRIBUTIONS AND TAXES.............   22
FINANCIAL HIGHLIGHTS...........................   23
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE
INFORMATION....................................   24

SUMMARY INFORMATION
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This Prospectus begins with a summary of key information about the AllianceBernstein(R) Variable Products Series (VPS) Fund--AllianceBernstein VPS Real Estate Investment Portfolio. The Summary describes the Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolio and its investments beginning on page 14.

PERFORMANCE INFORMATION
This Summary includes a table for the Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over the life of the Portfolio.

                                  PLEASE NOTE
  The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolio.

RISK

                            WHY IS RISK IMPORTANT?
  You should consider risk carefully when investing in the Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for the Portfolio that shows the Portfolio's risk profile. The bar chart for the Portfolio also gives an indication of the Portfolio's overall risk. A portfolio, such as the Portfolio, with a higher variability of returns is a riskier investment.

This summary lists the principal risks for the Portfolio followed by an explanation of these risks. Generally, the Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk or credit risk, as well as specific risks of investing in particular types of securities, such as industry/sector risk, prepayment risk, non-U.S. (foreign) risk, currency risk and liquidity risk. The risks of the Portfolio may be increased by the use of derivatives, such as futures, forwards, options and swaps.

                             WHAT IS MARKET RISK?
  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by the Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings.

                          WHAT IS INTEREST RATE RISK?
  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause the Portfolio's net asset value ("NAV") to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's NAV would increase.

                             WHAT IS CREDIT RISK?
  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities or junk bonds, generally pay a higher interest rate to compensate investors for the additional risk.

General
.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 116 mutual funds.

.. References to "net assets" mean the assets of the Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of the Portfolio's investments.

.. The Portfolio has a policy to invest at least 80% of its net assets in securities indicated by its name, Real Estate Investment, and will not change this policy without 60 days' prior written notice to shareholders.

AllianceBernstein VPS Real Estate Investment Portfolio
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OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is total return from long-term growth of capital and income.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

PRINCIPAL RISKS


..Market Risk           .Prepayment Risk

..Industry/Sector Risk  .Non-U.S. (Foreign) Risk

..Interest Rate Risk    .Currency Risk

..Credit Risk           .Liquidity Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
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Average Annual Total Returns
(For the periods ended December 31, 2007)

                                           Since
                         1 Year  5 Years Inception*
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Portfolio                -14.76% 19.22%    16.67%
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FTSE NAREIT Equity Index -16.30% 18.00%    16.10%
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*Since Inception return information is from April 24, 2001

BAR CHART
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                             Calendar Year End (%)

                                    [CHART]

   98     99     00     01    02      03      04      05      06      07
------ ------ ------ ------ ------ ------- ------- ------- ------- --------
  n/a    n/a    n/a    n/a   2.30   39.00   35.30   11.40   34.88   -14.76


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.70%, 4th quarter, 2004; and Worst quarter was down -11.04%, 4th quarter, 2007.

RISKS SUMMARY
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In this Summary, we describe principal and other risks that may affect the Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolio and Its Investments."

MARKET RISK
This is the risk that the value of the Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the real estate industry. Market or economic factors affecting that industry could have a major effect on the value of the Portfolio's investments.

INTEREST RATE RISK
Changes in interest rates will affect the yield and value of the Portfolio's investments in fixed-income securities. When interest rates rise, the value of the Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for investments in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor may be downgraded after purchase of the security, which may affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

NON-U.S. (FOREIGN) RISK
The Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. To the extent the Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

CURRENCY RISK
This is the risk that changes in non-U.S. (foreign) currency rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) or other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivatives-based securities and privately-issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored entity guarantee, that are subject to substantial market and credit risk may have greater liquidity risk.

MANAGEMENT RISK
The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its techniques will produce the intended results.

FEES AND EXPENSES OF THE PORTFOLIO
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                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?
  Fees and expenses reduce the investment performance of the Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from the Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLE
The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example does not give effect to any separate account or contract level fees that might be paid by a Contractholder. It assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Example would be:

                    AllianceBernstein VPS Real Estate Investment Portfolio
                    Operating Expenses
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                    Management Fees                            .55%
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                    Distribution (12b-1) Fees                  .25%
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                    Other Expenses                             .30%
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                    Total Portfolio Operating Expenses        1.10%
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                             Examples
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                             After 1 year     $112
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                             After 3 years    $350
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                             After 5 years    $606
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                             After 10 years $1,340
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INVESTING IN THE PORTFOLIO
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HOW TO BUY AND SELL SHARES
The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolio's shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

DISTRIBUTION ARRANGEMENTS
The Portfolios have adopted a plan under Securities and Exchange Commission ("SEC") Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolio and typically receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including the Portfolio.

  Insurers or your financial intermediary receive compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2008, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios is expected to be approximately $1.5 million. In 2007, ABI paid additional payments of approximately $1.2 million for the Portfolios.

  If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

  Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Portfolio, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  AIG SunAmerica
  Ameriprise Financial
  Genworth Financial
  ING
  ING USA Life and Annuity Company
  Lincoln Financial Distributors
  Merrill Lynch
  Prudential Financial

  RiverSource Distributors
  Transamerica Capital
  Principal Financial Group
  Reliastar Life Insurance Co.
  Hartford Life Insurance
  Great West Life & Annuity Co.

Although the Portfolio may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board of Directors (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. The Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of the Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Portfolio's performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at 4:00 p.m. Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.

Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If the Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Portfolio may be adversely affected by price arbitrage, in particular, to the extent that it significantly invests in small cap securities, real estate industry securities, and in certain fixed-income securities, such as high yield bonds or asset-backed securities.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolio. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately
  "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the Portfolio under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. The Portfolio applies its surveillance procedures to Insurers. As required by SEC rules, the Portfolio has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Portfolio, upon the request of the Portfolio or its agents, with individual account level information about their transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to account to prohibit future purchases and exchanges of Portfolio shares.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the

Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Portfolio.

MORE INFORMATION ABOUT THE PORTFOLIO AND ITS INVESTMENTS
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This section of the Prospectus provides additional information about the Portfolio's investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Portfolio's investment practices and additional descriptions of the Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

DERIVATIVES
The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Portfolio may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolio's investments in forward contracts include the following:

 - Forward Currency Exchange Contracts. The Portfolio may purchase or sell currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". The Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under "Currency Transactions".

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolio's investments include the following:

 - Options on Foreign Currencies. The Portfolio invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Portfolio's investments in swap transactions include the following:

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by the Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

   Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  Other Derivatives and Strategies.

 - Currency Transactions. The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Adviser will actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

   The Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

   The Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

CONVERTIBLE SECURITIES
Convertible securities include bonds, debentures, corporate notes and preferred stock, which are convertible at a stated exchange rate into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current SEC Guidelines, the Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Portfolio has valued the securities. The Portfolio invests in illiquid securities and it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Portfolio may invest in other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. If the Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, the Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The Portfolio may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all the classes of CMOs or REMICs on a monthly basis. The Portfolio will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.

ADDITIONAL RISK CONSIDERATIONS FOR REAL ESTATE INVESTMENTS
Although the Portfolio does not invest directly in real estate, it invests primarily in equity securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risk to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REPURCHASE AGREEMENTS
The Portfolio may enter into repurchase agreements in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
The Portfolio may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

NON-U.S. (FOREIGN) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. The Portfolio that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Portfolio's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

NON-U.S. (FOREIGN) CURRENCIES
The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and, will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. The Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Portfolio's NAV to fluctuate.

FIXED-INCOME SECURITIES
The value of the Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of these securities will generally rise. Conversely, during periods of rising interest rates, the values of these securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

FUTURE DEVELOPMENTS
The Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Board may change the Portfolio's investment objective without shareholder approval. The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of the Portfolio may be changed without shareholder approval.

PORTFOLIO TURNOVER
The portfolio turnover rate for the Portfolio is included in the Financial Highlights section. Generally, the Portfolio is actively managed and the Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions. A higher rate of portfolio turnover increases transaction and other expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest in certain types of short-term, liquid, investment grade or high quality debt securities. While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
The Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

MANAGEMENT OF THE PORTFOLIO
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INVESTMENT ADVISER
The Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2007, totaling approximately $800 billion (of which approximately $103 billion represented assets of investment companies). As of December 31, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 57 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 38 registered investment companies managed by the Adviser, comprising 116 separate investment portfolios, with approximately 4.1 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2007, the Portfolio paid the Adviser as a percentage of average daily net assets .55%.

A discussion regarding the basis for the Board's approval of the Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended indicated above.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for the Portfolio is made by the Adviser's REIT Investment Policy Group. The REIT Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolio's portfolio.

The following table lists the persons within the REIT Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                  Principal Occupation During
Employee; Year; Title                               the Past Five (5) Years
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Joseph G. Paul; since 2004; Senior Vice     Senior Vice President of the Adviser
President of the Adviser, Chief Investment  since prior to 2003, Chief Investment
Officer of Small- and Mid-Capitalization    Officer of Small- and Mid-Capitalization
Value Equities, Co-Chief Investment Officer Value Equities since prior to 2003, and
of Global Real Estate Investments, and      Co-Chief Investment Officer of Global
Chief Investment Officer of Advanced        Real Estate Investments since July
Value                                       2004. He has also served as Chief
                                            Investment Officer of Advanced Value
                                            and held the same position at Sanford
                                            C. Bernstein & Co., Inc. ("SCB") since
                                            prior to 2003.

Teresa Marziano; since 2004; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser and Co-Chief       with which she has been associated in
Investment Officer of Global Real Estate    a substantially similar capacity to her
Investments                                 current position since prior to 2003 and
                                            Co-Chief Investment Officer of Global
                                            Real Estate Investments since July
                                            2004. Prior thereto, she was a Senior
                                            Analyst of investment research at SCB
                                            since prior to 2003.

Additional information about the Portfolio Managers may be found in the Fund's SAI.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs
filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order").

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund's shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolio. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolio.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


The Portfolio declares dividends on its shares at least annually. The income and capital gains distribution will be made in shares of the Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio, whose report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

AllianceBernstein Real Estate Investment Portfolio
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                         2007       2006       2005      2004       2003
--------------------------------------------------------------------------------------------------------------------------
Net assets value, beginning of period                                  $ 22.80   $ 19.94     $ 20.54  $ 15.55     $ 11.48
                                                                       -------   -------     -------  -------     -------
Income From Investment Operations
Net investment income(a)                                                   .16       .22         .38      .34(b)      .43
Net realized and unrealized gain (loss) on investment transactions       (2.90)     6.03        1.72     5.03        3.98
                                                                       -------   -------     -------  -------     -------
Net increase (decrease) in net asset value from operations               (2.74)     6.25        2.10     5.37        4.41
                                                                       -------   -------     -------  -------     -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.25)     (.40)       (.54)    (.38)       (.34)
Distributions from net realized gain on investment transactions          (3.61)    (2.99)      (2.16)     -0-         -0-
                                                                       -------   -------     -------  -------     -------
Total dividends and distributions                                        (3.86)    (3.39)      (2.70)    (.38)       (.34)
                                                                       -------   -------     -------  -------     -------
Net asset value, end of period                                         $ 16.20   $ 22.80     $ 19.94  $ 20.54     $ 15.55
                                                                       =======   =======     =======  =======     =======
Total Return
Total investment return based on net asset value(c)                     (14.76)%   34.88%      11.40%   35.28%      39.02%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $22,281   $33,461     $24,875  $67,457     $43,919
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.10%     1.08%(d)    1.06%    1.02%       1.49%
Expenses, before waivers and reimbursements                               1.10%     1.08%(d)    1.06%    1.24%       1.49%
Net investment income                                                      .80%     1.04%(d)    2.11%    2.02%(b)    3.22%
Portfolio turnover rate                                                     51%       47%         46%      35%         23%
--------------------------------------------------------------------------------------------------------------------------

Footnotes:

(a)Based on average shares outstanding.

(b)Net of expenses reimbursed or waived by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
The settlement agreement between the Adviser and the NYAG requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolio" in this Prospectus about the effect of the Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolio." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

AllianceBernstein Real Estate Investment Portfolio

                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  500.00   $10,500.00  $  115.50    $10,384.50
   2            10,384.50      519.23    10,903.73     119.94     10,783.78
   3            10,783.78      539.19    11,322.97     124.55     11,198.42
   4            11,198.42      559.92    11,758.34     129.34     11,629.00
   5            11,629.00      581.45    12,210.45     134.31     12,076.13
   6            12,076.13      603.81    12,679.94     139.48     12,540.46
   7            12,540.46      627.02    13,167.49     144.84     13,022.64
   8            13,022.64      651.13    13,673.78     150.41     13,523.36
   9            13,523.36      676.17    14,199.53     156.19     14,043.34
   10           14,043.34      702.17    14,745.50     162.20     14,583.30
   -------------------------------------------------------------------------
   Cumulative               $5,960.09               $1,376.76

For more information about the Portfolio, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Contractholders
The Portfolio's annual and semi-annual reports to Contractholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in the Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398


  Privacy Notice (This information is not part of the Prospectus.)

  The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients efficiently and accurately, we may collect nonpublic personal information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as a client's name, address, social security number, assets, income and other household information), (2) clients' transactions with us and others such as account balances and transaction history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (and former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (and former clients), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable standards, to safeguard such nonpublic personal information.


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